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                                                                     EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in Post-Effective Amendment No. 6 to the Registration Statement on Form S-1 (Registration Statement No. 333-65423) of our report dated February 6, 2003, relating to the financial statements of MONY Life Insurance Company of America which appears in such Registration Statement. We also consent to the reference to us under the heading "Financial Statements and Supplementary Data" in such Registration Statement.

/s/  PricewaterhouseCoopers LLP

New York, New York
April 23, 2003